Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Petro USA, Inc. formerly All State Properties Holdings, Inc. (the "Company") on Form 10-Q/A for the three months and nine months ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Joseph C. Passalaqua, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 3 rd day of June 2022.

s/Joseph C. Passalaqua

Joseph C. Passalaqua

Certification of Principal Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Petro USA, Inc., and will be retained by Petro USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.